SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported)   November 16, 1999
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                          NORTHERN TRUST CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


              0-5965                                36-2723087
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   (Commission  File Number)            (IRS Employer Identification No.)



       50 South LaSalle Street, Chicago, Illinois             60675
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       (Address of Principal Executive Offices)             (Zip Code)



   Registrant's telephone  number, including area code  (312) 630-6000
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


   Item 5.   Other Events
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        Northern Trust Corporation announced in a news release dated
   November 16, 1999, that its Board of Directors had declared a 2-for-1 split of the common stock of the Corporation, to be effected by means of a 100% stock distribution. One share for each share held by stockholders of record on November 29, 1999, will be distributed on December 9, l999.

        The Corporation also announced the declaration of a quarterly cash dividend on shares of its common stock outstanding after the split in the amount of 13.5 cents per share, payable January 3, 2000, to holders of record on December 10, 1999. This dividend, taking into account the stock distribution, represents an increase of 12.5% over the previous dividend.


   Item 7.  Financial Statements and Exhibits
            ---------------------------------

           (c) Exhibits

            Exhibit (99) Additional Exhibits:  Northern Trust Corporation
                                               News Release dated
                                               November 16, 1999.


                                     SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORTHERN TRUST CORPORATION
                                                (Registrant)



                                      By:  /s/ Peter L. Rossiter
                                           ----------------------------
                                           Peter L. Rossiter
                                           Executive Vice President and
                                           General Counsel

   Date: November 17, 1999

                               EXHIBIT INDEX
                               -------------


   The following exhibit is filed herewith:

   Exhibit
   Number                                 Description
   -------                                -----------

   (99)                     Northern Trust Corporation News Release
                                 dated November 16, 1999